Analyst’s Day Presentation
Anaheim, CA
July 28, 2010
Analyst’s Day Presentation
Anaheim, CA
July 28, 2010
César M. García - Moderator
Chairman, President & Chief Executive Officer
(NASDAQ GM: IRIS)
César M. García - Moderator
Chairman, President & Chief Executive Officer
(NASDAQ GM: IRIS)
Exhibit 99.1

Safe Harbor Provision
This presentation contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, the Company’s views on future financial performance, market growth, capital requirements, new product introductions and acquisitions, and are generally identified by phrases such as “thinks,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” ,“plans,” and similar words.  Forward-looking statements are not guarantees of future performance and are inherently subject to uncertainties and other factors which could cause actual results to differ materially from the forward-looking statement.  These statements are based upon, among other things, assumptions made by, and information currently available to, management, including management’s own knowledge and assessment of the Company’s industry, R&D initiatives, competition and capital requirements.  Other factors and uncertainties that could affect the Company’s forward-looking statements include, among other things, the following:  identification of feasible new product initiatives, management of R&D efforts and the resulting successful development of new products and product platforms; acceptance by customers of the Company’s products; integration of acquired businesses; substantial expansion of international sales; reliance on key suppliers; the potential need for changes in long-term strategy in response to future developments; future advances in diagnostic testing methods and procedures; potential changes in government regulations and healthcare policies, both of which could adversely affect the economics of the diagnostic testing procedures automated by the Company’s products; rapid technological change in the microelectronics and software industries; and competitive factors, including pricing pressures and the introduction by others of new products with similar or better functionality than our products.  These and other risks are more fully described in the Company’s filings with the Securities and Exchange Commission, including the
Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst’s Day Agenda
• CEO Overview & Introductions
– Brief recap of earnings announcements
– iChem VELOCITY Status
– Strategic Rationale of Allied Path Acquisition
• IRIIS CLIA Lab Initiative including NADiA
Commercialization Strategy)
• NADiA ProsVue Status
• Status of International Commercial Strategy
• Q & A

CEO Overview

Q2-10 Results / Major Accomplishments
•
Achieved highest revenue quarter in IRIS history
–
$26.7MM
–
~20% revenue growth vs. prior year’s quarter
•
Submitted two important 510(k) applications
–
NADiA ProsVue - April 28, 2010
–
iChem VELOCITY and iRICELL – June 30, 2010
•
Margin improvement to 54% from 51% in prior year’s
quarter
•
Substantially completed the AlliedPath Acquisition
•
Special items totaling $1.5 million ($0.06 per share) offset the commercial success experienced in the quarter

iChem VELOCITY
•
510(k) submitted June 30, 2010
•
Approximately 37 units sold Q2-10, totaling
approximately 280 units since September 2008
•
Positive instruments reliability after latest round of
retrofits
•
All major reliability issues have been addressed
–
Continuous  improvement programs will be handled through
the sustaining engineering process
•
We have secured Arkray AX-4280 systems to cover US
demand through Q4-10

Two New iQ200 Systems Introduced at AACC
• The new iRICELL® system portfolio features 7.0
software including new Edit Free Release
Technology. The iRICELL®pro
also includes the
benefits of embedded  iWARE™ Software
• Edit Free Release™Technology increases the
number of automatically released patient results
based on lab-set criteria improving TAT
• Urine Culture Candidate identification highlights
suspected negative urine cultures based on
chemistry and microscopy results.
• The new iWARE software elevates lab productivity
with an embedded expert system for real-time
clinical validation and concordance reporting.
• iWARE provides an enhanced LIS communication
protocol providing direct communication between
urinalysis and microbiology laboratories to better
manage demands of urine culture testing.
• These new Iris workcells improve laboratory
productivity, standardize identification and
management of urine culture samples and deliver
higher quality while lowering overall laboratory
costs.

CLIA Laboratory Acquisition
•
Acquired AlliedPath, a high-complexity CLIA certified laboratory
•
Early-stage laboratory offering differentiated molecular diagnostics testing services focused on cancer
– Offers complex high margin personalized medicine testing services
– Rapid turn-around times
– Provides personalized test reports with educational component
•
Markets high-value tests to community-based pathology labs
– Pathology labs do not have the expertise, instrumentation or necessary capital to offer these esoteric tests
– Partnerships allow pathology labs to market high-value tests to expand their test menu and increase local market share
•
Seasoned management team with significant laboratory expertise
– Randy White, PhD, President of Laboratory
– Philip Ginsberg, MD, Chief Medical Officer
•
Consideration of $4.7 million in cash with $1.3 million in earn-outs for milestones met over the next three years
•
The acquisition is dilutive to earnings in 2010
– $0.09-$0.11 per diluted share 8

Acquisition Rationale for NADiA
Strategic Fit with
High-value
Oncology Testing
Focus
Direct Commercial Channel for NADiA
• Ability to control all aspects of commercial
operations for NADiA’s
planned platform of
products
starting with ProsVue launch
• Execution of push-pull (pathologists -
urologists) commercial strategy for ProsVue
• Freedom to pursue a value-based pricing
strategy and interact with third party payors
• Provides ability to offer LDTs
• Ability to accelerate development efforts of
molecular pipeline
CLIA certified laboratory
• Offers high-value tests
complementing ProsVue
–
Attractive market with
significant growth potential
–
High value tests with
accessions averaging $700
• Strong management team
• Immediate infrastructure
(billing, sample acquisition,
results management, etc.)
• Access to insurance network

Experienced Management Team
Randy White, PhD
Division Pres. 40 yrs
National Health Laboratories,
American Medical Labs,
Nanogen, Xenomics
Philip Ginsburg, MD
CMO 25 yrs
Quest, GenProbe
Robin Vedova
VP Admin. 30 yrs
B-D, GenProbe
Mary Holland
VP Sales 25 yrs
DPC, Third Wave, Nanogen
Geoff Metcalf
VP Marketing 20 yrs
Iris Diagnostics, Siemens, B-D
Over 140 years of Laboratory & Diagnostics Experience

What is Molecular Pathology?
•
A field of science dedicated to the identification of
specific genetic alterations which may indicate
disease prognosis and / or the likelihood of efficacy of
a certain drug therapy
•
Enables personalized treatment of disease
•
Supports evidence-based treatment – in full alignment
with the general direction of the US healthcare reform
•
An opportunity to align the Iris Molecular Diagnostics
programs with the molecular pathology lab menu to
maximize clinical utility and create differentiated
solutions

IRIS CLIA Lab Business V. Randy White, PhD. Corporate VP & President Iris Laboratory Division

Personalized Medicine Market
• US market for esoteric laboratory tests and services
–
Estimated at $11 billion in 2009 growing to $21 billion in 2015
•
Expected annual growth rate of 11%
•
Includes molecular diagnostics of $3 billion in 2009 expected to grow to $7 billion in 2015 (15% growth rate)
• Growing number of targeted diagnostics and therapeutics
tailored to an individual’s genetic make-up
•
HER2/neu – Herceptin
•
ER/PR – Tamoxifin
•
KRAS/EGFR - Erbitux
Emerging as a new healthcare paradigm
Source:  PricewaterhouseCoopers, The new science of personalized medicine. October 2009.

Personalized Medicine Market
•
Payers willing to support reimbursement based
on outcomes data:
•
A $1,000 test AVOIDS $30,000 round of chemotherapy
•
A post-prostectomy patient NOT referred for $50,000
radiation therapy - ProsVue
•
Tests cleared by FDA or compliant with CLIA as a
laboratory developed test (LDT)

Personalized Medicine
•
Q:  I discovered a lump in
my breast. What does
that mean?
•
A:  To make sure it’s not
cancer, we should
perform a biopsy.
Discover
Test:  Biopsy / Histology
Laboratory:  Pathology group

Simplified example meant for illustrative purposes only.

Personalized Medicine
•
Q:  What did the biopsy
show?
•
A:  Invasive ductal breast
carcinoma.
Diagnose
Test:  Immunohistochemistry (IHC)
Laboratory:  IRIS (name TBD)

Simplified example meant for illustrative purposes only.
Discover

Personalized Medicine
•
Q:  What is the best
therapy for me?
•
A:  To determine that, we
need to do additional
imaging and run
further tests on the
tumor tissue.
Test:  Molecular path. ER/PR, Her2 (IHC and FISH), Ki-67
Laboratory:  IRIS (name TBD)

Simplified example meant for illustrative purposes only.
Discover Diagnose Characterize

Personalized Medicine
•
Q:  What did the test
results show?
•
A:
Your cancer over
expressed the Her2
gene, so you’re a
candidate for
Herceptin. After you
complete therapy, we’ll
follow you up every 3
months.
Test:  Circulating Tumor Cells (CTCs)
Laboratory:  IRIS (name TBD)

Simplified example meant for illustrative purposes only.
Discover Diagnose Characterize Therapy

Personalized Medicine
•
Q:  So how am I doing?
•
A:  Looks like we caught
it in time.  We will
continue to monitor
your progress.  Let’s
follow up again in
another 3 months.
Test:  Follow-up CTC
Laboratory:  IRIS (name TBD)

Simplified example meant for illustrative purposes only.
Discover Diagnose Characterize Monitor Therapy

Patient Benefits • Improved Quality of life – Reduces adverse drug reactions • Improved outcomes – Therapy “Tailored” to the individual • Cost effective – Avoids unwarranted expense 20

Laboratory Growth Strategy
•
Build sales force to focus on pathology groups, hospitals and regional laboratories
•
Expand test menu
–
Additional molecular panels, i.e. breast cancer
–
Additional disciplines; i.e. flow cytometry and FISH
•
Provide superior service
–
Offer differentiated high-value tests
–
Rapid turn-around-times
–
Digital pathology system
–
Support educational component to keep clients up to date on
emerging tests and technologies

ProsVue Commercialization Strategy
•
Target high-volume urologists and leverage key opinion
leaders (KOLs) through focused sales force
–
Drive utilization of ProsVue at clinical sites and KOL academic institutions
–
Target Urologists using the DaVinci robotic system
–
Approximately 1,000 urologists perform 80% of radical
prostactectomies in US
•
Coordinate reimbursement strategy with sales force activities
–
Utilize reimbursement specialists to influence key insurance companies involved with the sales targets
•
Implement health economic studies / publication strategy
•
Leverage AlliedPath  synergies
–
Engage pathologists in advocating the use of ProsVue with local urologists

Flow
Cytometry
NADiA
Molecular
Pathology
Personalized Medicine Personalized Medicine Personalized Medicine
Existing Commodity            Evolving Market                    Completely New
Standard of Care                Gaining Acceptance        Completely New
FDA Cleared                   ASR / Lab Developed Tests Under FDA Review
Reimbursement Approved CPT Code Stacking                 Value-based Pricing
Average Price = $300/acc  Average Price = $880/acc Average Price = $700/ProsVue Test
Sale Cycle = Short                Sale Cycle = Medium        Sale Cycle = Long / Education
Customers Customers Customers
Hematologist                      Pathologist                         Urologist
Hema-oncologist              Oncologist                            Radiation Oncologist
Immunologist                                                   Pathologist
Hematological Cancers        Tissue-Based Cancers        Serum-Based Cancer Markers
Testing Services

Test Menu
Diagnosis
Disease
Characterization
Treatment
Response
Prediction
Therapeutic
Monitoring
Lung
Colorectal
Breast
Prostate
Hematological
Cancers
Current molecular panels
Flow cytometry tests in 2010
NADiA ProsVue
Future NADiA tests
Molecular panel in 2010
FISH tests in 2010

Acquisition Highlights
•
Increased control of NADiA commercialization
– Directly manage sales, marketing and value-based pricing strategies
– Accelerates development efforts of NADiA
•
Ability for push-pull marketing strategy to engage pathologists in advocating the use of ProsVue with local urologists
•
Provides state-of-the-art high complexity CLIA-certified
laboratory with differentiated molecular diagnostic services
•
Seasoned management team
•
Attractive market dynamics in field of personalized medicine with significant growth rates
($ in millions)
2004 2009 CAGR
Neogenomics
0.6 $    29.5 $     118%
Clarient
2.2 $    92.0 $     111%
Genoptix
0.7 $    184.0 $   205%
Revenues

Commercial Organization Overview Iris Laboratory ( name TBD) Admin Operations Sales Marketing NADiA ProsVue Molecular Path & Flow •Urologists •Pathologists •Pathologists •Oncologists •Hematologists 26

NADIA Update As of July 28, 2010 NADIA Update As of July 28, 2010 Thomas H. Adams, PhD. Corporate VP & CTO

Molecular Diagnostics:  NADiA Technology Platform
Molecular Diagnostics:  NADiA Technology Platform
Nucleic Acid Detection Immunoassay
•
Ultra-sensitive protein detection
•
High sensitivity aids in monitoring cancer relapse and infectious diseases
•
Superior patient monitoring will enable better therapeutic outcomes
•
Applicable to multiple high value applications in large market segments
•
Test kits utilized on real-time PCR instruments
Molecular Diagnostics Pipeline
NADiA
®
ProsVue™
Monitor prostate cancer
post-prostatectomy
NADiA Her-2/Neu
Identify and quantify levels
of Her-2/neu post-surgery
NADiA HIV Viral Load
Monitor anti-retroviral
therapy

Prostate Cancer HIV Breast Cancer

NADiA ProsVue Overview
•
We are very pleased with the results of our NADiA ProsVue retrospective clinical study.
•
NADiA ProsVue is the “proof of concept” application for our NADiA platform, with many other high value assays to follow
•
Prostate Cancer Statistics (US Only)
–
Approximately 190,000 new cases every year
–
85,000 prostatectomies per year
–
Approximately 27,000 deaths
–
The second most common cancer among men after skin cancer
•
NADiA Value Proposition
–
Reduce unnecessary treatment
–
Reduce cost to the healthcare system
–
We believe NADiA ProsVue can enable a standardized protocol to identify which patient gets radiation treatment or not at the early stages of cancer
• Focus on moderate to high risk patient
–
Reimbursement value that should be supportable by superior healthcare economics
–
Peace of mind to the patient

NADiA ProsVue consists of two elements
–
An exquisitely sensitive and precise tPSA assay
–
A patent-protected algorithm for analyzing multiple data points for the purpose of stratifying patients into recurrence risk categories
Post Radical Prostatectomy (RP) Treatment Paradigm
–
Watchful Waiting
• MD monitors the patient’s progression of PSA levels over time. Once the level surpasses a BCR threshold employed by the MD (the most common is 200 pg/ml) salvage radiation therapy is typically recommended
–
Adjuvant Radiation Therapy (ART)
• If the MD believes that the patient is at high risk of recurrence, he/she may recommend adjuvant radiation therapy following the RP
ART is typically started after the patient regains continence (~3-4 months)
–
Salvage Radiation Therapy (SRT)
• Any radiation therapy after either 2 yrs post RP, or after BCR is defined as salvage
–
Androgen Deprivation Therapy (ADT)
• If the MD believes that the cancer has spread beyond the prostate bed, he/she may recommend the use of ADT drugs to slow the growth of the cancer throughout the body
–
Chemotherapy
• Chemotherapy is typically used only after a distant metastasis has been identified
Treatment Options
Post RP Therapy Environment

• Overtreatment of prostate cancer patients is prevalent as current tools do not provide clear results on who will benefit from therapy
• ProsVue is expected to be a significant aid to improve patient treatment
–
Ability to identify patients with low risk of recurrence who would not benefit from follow-up therapy
•
Avoidance of costs and side-effects of unnecessary treatment
•
Patient quality of life
•
Lower diagnostic spending
(in
vivo and in
vitro)
• ProsVue market opportunity
–
85,000 radical prostatectomies annually
•
Primary:  Approx. 49,000 will be categorized moderate and high risk
•
Secondary:  Pool of approx. 250,000 men who had an RP in past five years and are moderate and high risk
8%
42%
50%
High
Moderate
Low
Post RP Risk Stratification
(1)
(Immediately after surgery)
BCR Relapse Rate (5.3 yrs)
(1)
BCR
Relapse
No BCR
Relapse
High
63% 37%
Moderate
23% 77%
Low
5% 95%
Follow-up
treatment
likely
unnecessary
NADiA
®
ProsVue
™
Value Proposition
(1) Pound Study, The Journal of the American Medical Association, May 5,1999.

NADiA
NADiA
®
®
ProsVue™
ProsVue™
Clinical Study
Clinical Study
A 300 patient
retrospective study with
a prognostic claim

611
Patients
<100pg*
72
Recurrent
Patients
300
Random
Patient
Pool
IRIS
510(k)
Submission
04/28/10
228
Stable***
Patients
IMD
Test and
Data
Analysis
RT PCR
Already
510(k)
Cleared
392
Qualified
Patients
25,000 Patient Pool
**
Qualified = met all pre-established clinical criteria
*
1   measurement post surgery
***
Stable after at least 8 year follow up
62 Institutions Contacted
DUKE
Memorial Sloan
Kettering
Eastern
Virginia
Univ
Washington
st

NADiA ProsVue 510(k)
•
Application Status
–
510(k) submitted April 28, 2010
–
IRIS received on June 25, 2010 an “Additional Information”
(AI) letter from the FDA summarizing their initial review of our
510(k) submission.
–
The AI letter is being reviewed by the IMD group, our
consultants and Corporate Regulatory Affairs.  We plan
sorting all comments among three major categories:
•
Misunderstandings / omissions by the reviewer
•
Items already reviewed / agreed to in the two pre-IDE’s
•
New items for discussion
–
Next step:  Face to face meeting with FDA

Publications Based on Pre-Filing Data
N/A N/A Oct. 18-20, 2010
Abstract/poster
submitted to
ASCO-NCI-
EORTC 2010
meeting on
Molecular Cancer
Markers
Freedland
Duke 15/15 pilot data /
Diamandis Data
Duke 15:15 study
establishing the
prognostic value
of ProsVue slope
over Cut Point or
Doubling times.
Q4 2010
Clinical
Chemistry
N/A N/A Diamandis
EP5-A, EP6-A, EP17-A
data from
510(k); consider
including data
from split vs
contained plate
run study
Assay performance:
Clearly
demonstrates
ProsVue has
required precision
& accuracy
Q1 2011
Clinical
Chemistry
N/A N/A
Vessela,
Diamandis
100 patients ProsVue
vs Cobas &
IMMULITE
Q1 2011
Clinical
Chemistry
N/A
Poster presented at 2008
AACC Oakridge
meeting
Diamandis
ProsVue vs Diamandis
assay data from
40:40 study -
includes lead
time vs IMx
assay/
Competitive Data:
ProsVue measures
low and constant
levels of tPSA
other commercial
assay do NOT
have low range
sensitivity required
Date Name Dates Name
Journal Meeting
Author(s) Source data Primary Points

Publications Plan - Post Filing
Q2 2010
Moul plus
other PIs
ProsVue 510(k) clinical
data - subset
with high-risk
pathologic
features
Low & high risk patients
according to
pathology &
ProsVue slope
Q2 2010 Freedland
ProsVue 510(k) clinical
data - recurrent
patient
subpopulation
ProsVue slope & its
relationship with
time to BCR & time
to clinical
recurrence
Q1 2011
J Urology
Feb. 17-19 2011
or March
2011
2011 ASCO-AUA-SUO
GU Cancers
Symposium
and/or 2011 EAU
(European
Association of
Urology) meeting
Moul plus
other PIs
ProsVue 510(k) clinical
data plus 92
unselected
stable patients
ProsVue slope data
from clinical trial to
predict stable
disease
Q2 2011 J Urology Oct. 18-20, 2010
Data could be presented
at the ASCO-
NCI-EORTC
2010 meeting if
accepted for
poster
presentation
Lilja
All 392 patients from
NADiA ProsVue
510(k) clinical
study
Clinical Verification
ProsVue Slope as
prognostic marker
Date Name Dates Name
Journal Meeting
Author(s) Source data Primary Points

Clinical Study/ Dr. Moul • Abstract • Author: Moul, MD • Meeting: Feb 2011 ASCO GU • Publication: J Urology • When: First Quarter of 2011 • Topic: Clinical Interpretation of NADiA ProsVue results 36

NADiA
®
HIV Assay Status
•
In-house testing of retained clinical samples
received from the Institute of Human Virology is in
process
•
Expect completing the internal development and
design verification in 2010
•
Clinical studies targeted for 2011

HIV:  NADIA p24 Marker
• 75% of patients on HAART retroviral therapy have levels
below 50 copies/ml (undetectable with current technology)
• NADIA p24 expected to have 25X better sensitivity
• Ability to see upward and downward trend at current
undetectable levels
•
•
2 RNA molecules per virion
2 RNA molecules per virion
•
2000 molecules p24 per virion
2000 molecules p24 per virion
Demonstrated Sensitivity (as of July 2010)
–
Analytical sensitivity NADiA HIV is approximately 1 fg/ml
–
World’s most sensitive p24 assay

Viral Load vs. NADiA
•
Samples tested = 210
•
Samples negative by Viral Load assay = 118
•
Viral load negative samples positive by NADiA = 86 (73%)
•
Samples positive for Viral Load = 92
•
Samples positive for Viral Load /negative by NADiA = 2 (2.2% missed)
Notes:
–
Positive by NADiA >5 fg/ml
–
Roche Viral Load Assay

Viral load vs. NADiA HIV Sensitivity 97.8% Specificity 27.1% PPV 51.1% NPV 94.1% Accuracy 53.3% Pos Neg Total Pos 90 86 176 Neg 2 32 34 Total 92 118 210 Viral load assay 40

International Direct Sales Initiative Thomas Warekois Corporate VP, President Iris Diagnostics Division

Changing market conditions are presenting both opportunity and rationale for Iris Diagnostics to selectively invest in new, direct sales organizations
Iris Diagnostics International Strategy
Strategic Drivers
• Increased complexity in selling
urinalysis solutions
• Purchase decision process,
deal complexity and call
points
• Mitigation of competitive
claims and message
• Managing distributor focus and
investments
• Planning for future country
opportunities and expanding Iris
product pipeline
Implementation Status
• Stabilized ~ 60 customers acquired
from IL-Germany and IL-UK on January
1, 2010.
• Established core organizations in UK
and Germany plus an EU regional
center for service calls, sales
operations and finance for France, UK
and Germany
• YTD total 2011 revenue / spending to
budget expectation (local currency)
• Focus on sales funnel build in UK
• Complete transition of service
from IL to Iris by end 2010.

Investments levels are scaled to expected sales levels
although there is a short-term challenge of critical mass.
Iris Diagnostics International Strategy
EU CENTER
7 Headcount
•
Director
•
Service
Mgmt
•
Sales Ops
•
Finance
•
Clinical
Support
Spending
•
0.6 Mio €
FRANCE, UK ,GERMANY
16 Headcount ( June 2010)
•
Director for each country
•
Sales/Clinical Support
•
Service /Clinical Support
•
2010 Business Forecasts
•
Revenues 5 Mio €
•
40+ new iQ unit placements with starting
population of ~160 iQ (Jan 2010)
•
Spending 2 Mio €
€ @ 1.3

Thank You Thank You